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                                                                    EXHIBIT 23.1



         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated December 20, 1999 included in the Final Registration Statement No. 333-94033 (Form S-1), filed with the Securities and Exchange Commission on January 20, 2000.



/s/ Arthur Andersen LLP



San Jose, California
February 23, 2000